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                                                                     EXHIBIT 10




                       [LETTERHEAD OF JAPONICA PARTNERS]




VIA FACSIMILE
HIGHLY CONFIDENTIAL

July 26, 1994


Jerry Rosenfeld
General Partner - Investment Banker
Lazard Freres & Co.
One Rockefeller Plaza, 32nd Floor
New York, NY  10020

Dear Mr. Rosenfeld:

We are alarmed by the statements contained in the attached letter from Mr. Frank Tasco referencing our telephone conversation.

Assuming such statements accurately represent your reporting of our conversation, such actions are beyond gross negligence and are both potentially destructive to shareholder value and -- obviously -- would not merit protection under any indemnification agreements with the Company.

We expect immediate retraction of these statements.

In direct contrast to the statements in Mr. Tasco's letter, records of our conversation clearly indicate the following:

              Point 1. Never during our conversation was any transaction as referenced in the attached letter suggested, discussed or even mentioned.

              Point 2. You did not ask any questions relating to our financial resources. In fact, you complemented Japonica Partners on being a credible and highly successful firm with a good reputation.

              Point 3. You specifically stated that Borden cannot pay down its current debt load.

              Point 4.          You repeatedly stated that the
                                Board would not reconsider the sale
                                of the snack businesses despite:

                                a. the erosion of shareholder value
                                   as investors have responded
                                   negatively to






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Jerry Rosenfeld
July 26, 1994
Page 2




                                   management's plan with a considerable
                                   valuation decline.

                                b. sale proceeds are likely to
                                   amount to a small fraction of
                                   initial expectations, and

                                c. the loss of a major portion of
                                   the "Value Gap" recovery.

To reiterate, we expect full retraction of these statements in writing prior to your next communication with the Company.



Regards,


/s/ Japonica Partners
- - -------------------------
JAPONICA PARTNERS

Attachment



[Omitted from this letter is an attachment which is filed separately as exhibit 9 to this Form 8-K]